SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported):  March 17, 2000
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                               CENTURA BANKS, INC.
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               (Exact name of registrant as specified in charter)


North Carolina                      1-10646                     56-1688522
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(State of Incorporation)      (Commission File Number)        (IRS Employer
                                                            Identification No.)


134 North Church Street, Rocky Mount, North Carolina               27804
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(Address of principal executive office)                         (Zip code)


Registrant's telephone number, including area code:           (252) 454-4400
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                                       N/A
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          (Former name or former address, if changed since last report)




Exhibit Index on Page 4.

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Item 4.  Change in Registrant's Certifying Accountant

This amendment serves to update the Current Report on Form 8-K dated December 20, 1999 as filed with the Securities and Exchange Commission on December 22, 1999. Centura Banks, Inc. has dismissed its former independent accountants, KPMG LLP ("KPMG") and has retained PricewaterhouseCoopers LLP as its independent accountants.

During the two most recent fiscal years ended December 31, 1999 and the subsequent interim period through the date of this report, (i) the financial statements of Centura did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, and (ii) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to its satisfaction would have caused it to make reference in connection with its report to the subject matter of the disagreement.

Centura has provided KPMG with a copy of this Report, and has requested that KPMG furnish Centura with a letter addressed to the Commission stating whether it agrees with the statements made by Centura. Such letter is attached as an exhibit.


Item 7.  Financial Statements and Exhibits.
The exhibit listed in the Exhibit Index is filed herewith as part of this Current Report on Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                     CENTURA BANKS, INC.
                                                     Registrant


Date: March 22, 2000                        By:  /s/ Steven Goldstein
                                                     Steven Goldstein
                                                     Chief Financial Officer

                                  EXHIBIT INDEX

                                                                                Sequential
                                                                                   Page
Exhibit                             Description of Exhibit                        Number
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
99                         Letter from KPMG addressed to the                         5
                           Commission